INVESTOR PRESENTATION – BROOKDALE TRANSACTION OCTOBER 2019 Freedom Pointe at the Villages (Orlando, FL)

DISCLAIMERS This presentation is being presented by HCP, Inc. (“HCP” or the “Company”) solely for your information, is subject to change and speaks only as of the date hereof. This presentation and comments made by management do not constitute an offer to sell or the solicitation of an offer to buy any securities of HCP or any investment interest in any of our business ventures. This presentation is not complete and is only a summary of the more detailed information included elsewhere, including in our Securities and Exchange Commission (“SEC”) filings. No representation or warranty, expressed or implied is made and you should not place undue reliance on the accuracy, fairness or completeness of the information presented. FORWARD-LOOKING STATEMENTS Statements contained in this presentation, as well as statements made by management, that are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof. Forward-looking statements include, without limitation, our statements regarding: (i) timing, outcomes and other details relating to current or pending transactions and financing activities; (ii) financial forecasts, estimates and projections, including with respect to the estimated impact of transactions; and (iii) pro forma operator exposure and rent coverage. Forward-looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations. While forward-looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained. Further, we cannot guarantee the accuracy of any such forward-looking statement contained in this presentation, and such forward-looking statements are subject to known and unknown risks and uncertainties that are difficult to predict. These risks and uncertainties include, but are not limited to: the Company’s reliance on a concentration of a small number of tenants and operators for a significant percentage of its revenues and net operating income; the financial condition of the Company’s existing and future tenants, operators and borrowers, including potential bankruptcies and downturns in their businesses, and their legal and regulatory proceedings, which results in uncertainties regarding the Company’s ability to continue to realize the full benefit of such tenants’ and operators’ leases and borrowers’ loans; the ability of the Company’s existing and future tenants, operators and borrowers to conduct their respective businesses in a manner sufficient to maintain or increase their revenues and manage their expenses in order to generate sufficient income to make rent and loan payments to the Company and the Company’s ability to recover investments made, if applicable, in their operations; the Company’s concentration in the healthcare property sector, particularly in senior housing, life sciences and medical office buildings, which makes its profitability more vulnerable to a downturn in a specific sector than if the Company were investing in multiple industries; operational risks associated with third party management contracts, including the additional regulation and liabilities of RIDEA lease structures; the effect on the Company and its tenants and operators of legislation, executive orders and other legal requirements, including compliance with the Americans with Disabilities Act, fire, safety and health regulations, environmental laws, the Affordable Care Act, licensure, certification and inspection requirements, and laws addressing entitlement programs and related services, including Medicare and Medicaid, which may result in future reductions in reimbursements or fines for noncompliance; the Company’s ability to identify replacement tenants and operators and the potential renovation costs and regulatory approvals associated therewith; the risks associated with property development and redevelopment, including costs above original estimates, project delays and lower occupancy rates and rents than expected; the potential impact of uninsured or underinsured losses; the risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision making authority and its reliance on its partners’ financial condition and continued cooperation; competition for the acquisition and financing of suitable healthcare properties as well as competition for tenants and operators, including with respect to new leases and mortgages and the renewal or rollover of existing leases; the Company’s or its counterparties’ ability to fulfill obligations, such as financing conditions and/or regulatory approval requirements, required to successfully consummate acquisitions, dispositions, transitions, developments, redevelopments, joint venture transactions or other transactions; the Company’s ability to achieve the benefits of acquisitions or other investments within expected time frames or at all, or within expected cost projections; the potential impact on the Company and its tenants, operators and borrowers from current and future litigation matters, including the possibility of larger than expected litigation costs, adverse results and related developments; changes in federal, state or local laws and regulations, including those affecting the healthcare industry that affect the Company’s costs of compliance or increase the costs, or otherwise affect the operations, of its tenants and operators; the Company’s ability to foreclose on collateral securing its real estate-related loans; volatility or uncertainty in the capital markets, the availability and cost of capital as impacted by interest rates, changes in the Company’s credit ratings, and the value of its common stock, and other conditions that may adversely impact the Company’s ability to fund its obligations or consummate transactions, or reduce the earnings from potential transactions; changes in global, national and local economic and other conditions, including currency exchange rates; the Company’s ability to manage its indebtedness level and changes in the terms of such indebtedness; competition for skilled management and other key personnel; the Company’s reliance on information technology systems and the potential impact of system failures, disruptions or breaches; the Company’s ability to maintain its qualification as a real estate investment trust; and other risks and uncertainties described from time to time in the Company’s SEC filings. Except as required by law, we do not undertake, and hereby disclaim, any obligation to update any forward-looking statements, which speak only as of the date on which they are made. MARKET AND INDUSTRY DATA This presentation also includes market and industry data that HCP has obtained from market research, publicly available information and industry publications. The accuracy and completeness of such information are not guaranteed. Such data is often based on industry surveys and preparers’ experience in the industry. Similarly, although HCP believes that the surveys and market research that others have performed are reliable, such surveys and market research is subject to assumptions, estimates and other uncertainties and HCP has not independently verified this information. NON-GAAP FINANCIAL MEASURES This presentation contains certain supplemental non-GAAP financial measures. While HCP believes that non-GAAP financial measures are helpful in evaluating its operating performance, the use of non-GAAP financial measures in this presentation should not be considered in isolation from, or as an alternative for, a measure of financial or operating performance as defined by GAAP. You are cautioned that there are inherent limitations associated with the use of each of these supplemental non-GAAP financial measures as an analytical tool. Additionally, HCP’s computation of non-GAAP financial measures may not be comparable to those reported by other REITs. You can find reconciliations of the non‐GAAP financial measures to the most directly comparable GAAP financial measures, to the extent available without unreasonable efforts, at “2Q 2019 Discussion and Reconciliation of Non-GAAP Financial Measures” on the Investor Relations section of our website at www.hcpi.com HCP, Inc. 2

TRANSACTION OVERVIEW HCP, Inc. (“HCP”) and Brookdale Senior Living Inc. (“Brookdale”) have agreed to a series of transactions related to its jointly owned 15 property(1) CCRC portfolio and the Brookdale NNN portfolio CCRC Transactions • HCP to acquire Brookdale’s 51% joint venture interest in 12 CCRCs with 500+ acres of land and 5,641 units for $510 million, plus payment of $100 million management termination fee • HCP and Brookdale to terminate existing management agreements and HCP to transition management to Life Care Services (“LCS”) under a highly incentivized contract • HCP and Brookdale agree to market for sale the 3 remaining CCRCs in the existing joint venture NNN Transactions • Brookdale to acquire 18 NNN leased properties from HCP for $405 million • HCP and Brookdale agree to restructure the 24 remaining Brookdale NNN leased properties • 11 separate lease pools with various maturities will be combined into a single master lease with a December 31, 2027 maturity date, 2.4% annual escalator, and pro forma rent coverage of ~1.1x after management fee and ~1.3x before management fee • HCP to make $35 million capital investment in remaining NNN portfolio over a 5-year term, and receive a 7% initial return on the invested capital Other Transactions • HCP and Brookdale to terminate agreements related to one NNN leased property to be transitioned to LCS under a SHOP agreement, and one SHOP property to be marketed for sale Timing • Brookdale related transactions expected to close in the first quarter of 2020 • Third party asset sales expected to close over the next 12-18 months HCP’s Brookdale concentration will be reduced from 16% to 8% Transaction expected to be leverage neutral, and neutral to slightly accretive to 2020 earnings See pages 4 and 5 for the financial impact and additional transaction details (1) HCP classifies the Freedom Plaza Sun City Center campus as one property, while Brookdale classifies it as two properties. HCP, Inc. 3

TRANSACTION OVERVIEW – BROOKDALE KEY STATS BEFORE AND AFTER

	Annualized As Reported (6/30/19)[1]	CCRC Transactions	NNN Transactions	Other Transactions[2]	Annualized Pro-Forma
HCP Brookdale Properties	78	(15)	(18)	(2)	43
HCP Brookdale Units	15,498	(7,270)	(2,015)	(295)	5,918
HCP Brookdale Cash NOI and NREFs[3]	$189M	($61M)	($30M)	($4M)	$94M
Brookdale NNN Rent Coverage After Mgmt. Fee[4]	1.0x	–	0.1x	–	1.1x
Brookdale Concentration[5]	16%	(5%)	(3%)	(0%)	8%

(1) *As-reported numbers excludes previously announced six held-for-sale Brookdale properties.*
(2) *Includes one NNN leased property (159 units) to be transitioned to LCS under a SHOP agreement, and one SHOP property (136 units) to be marketed for sale.*
(3) *As reported amounts represent annualized 2Q19 Cash NOI and nonrefundable entrance fees ("NREFs") at HCP's share; also represents annualized 2Q19 Portfolio Income for purposes of calculating Brookdale Concentration.*
(4) *Pro-forma Brookdale NNN coverage is based on T12 EBITDAR as of 6/30/2019.*
(5) *As reported amount based on 2Q19 annualized Brookdale Portfolio Income. Pro-forma adjustments reflect: (i) the announced Brookdale transactions, (ii) the previously announced acquisitions of The Hartwell Innovation Campus, the five-property Oakmont portfolio, 35 CambridgePark Drive, and 4921 Directors Place, and (iii) the previously announced dispositions of the Prime Care portfolio, UK senior housing portfolio, and held-for-sale and sold properties. Pro-forma Portfolio Income is further adjusted to reflect acquisitions, dispositions, and operator transitions as if they occurred on the first day of 2Q19. Pro-forma HCP annual Portfolio Income is approximately $1.2 billion.*

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INDICATIVE YEAR ONE FINANCIAL IMPACT

Dollars in millions except for per share

	Sources and Uses	Year One Estimated Impact[1]	Per Share Impact	Footnote
Uses				
Acquire 51% of 12 CCRCs	($510)	$52		2
Termination Fee to BKD	(100)			3
Lower LCS Management Fees		7		4
Transaction Costs	(25)			
Total Uses	**($635)**	**$59**	**$0.12**	
Sources				
Sell 18 Assets to BKD	$405	($30)		5
Sell 3 CCRCs and 1 SHOP Asset to 3rd Parties	75	(7)		6
Equity Drawdown	155	(9)		7
Total Sources	**$635**	**($46)**	**($0.10)**	8
Subtotal - Uses less Sources	**-**	**$13**	**$0.03**	
Other Adjustments		($3)		9
Temporary Potential Transition Impact		(10) - 0		
FFO as Adjusted - Year One Estimated Impact		**$0 - $10**	**$0.00 - $0.02**	

(1) Year one impact is based on estimated 2020 cash NOI and nonrefundable entrance fees except for Equity Drawdown and Other Adjustments.
(2) Assumes $1.0 billion gross valuation for 12 CCRC assets.
(3) HCP to pay $100 million fee to terminate management agreements, which represents roughly 5x the annual management fee.
(4) Reset management fee which results in approximately $7 million per year reduction in management fees.
(5) $405 million purchase price for the 18 NNN assets represents 7.4% lease yield on T12 rent as of 6/30/2019. The 18 NNN assets had 0.86x rent coverage after management fee on a T12 basis as of 6/30/2019.
(6) CCRC estimated gross valuation range of $120 million to $140 million (at 100% share) based on broker indication of value. SHOP estimated valuation range of $9 million to $11 million based on estimated per unit value of $70,000 - $80,000. Brookdale will continue to own 51% and manage the 3 CCRC sale properties until closing of sales to third parties.
(7) Year one impact based on midpoint of 2019 FFO as adjusted guidance and average net forward price of $31.78 per share as of 1/1/2020 for remaining equity forward contracts maturing in 2020.
(8) Total Sources excludes assumption of $279 million of debt (with a 4.3% weighted average rate and 5.4 years weighted average maturity) in connection with the CCRC JV acquisition. HCP expects to simultaneously pay down an equal amount of debt at closing.
(9) Includes items such as CCRC real estate taxes and insurance adjustments, income taxes, fair market value adjustments and other items.

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HCP CCRC PORTFOLIO PROPERTIES Holland, MI The Villages, FL Chester County, PA Freedom Village at Holland Freedom Pointe at the Villages Freedom Village at Brandywine Leesburg, FL Clearwater, FL Jacksonville, FL Lake Port Square Regency Oaks Clearwater Cypress Village LCS OVERVIEW • Privately held company headquartered in Iowa with nearly five decades of experience managing CCRCs • Largest CCRC operator in the U.S. • Currently manages 120 communities (84 CCRCs and 36 rental properties) • LCS currently manages four rental senior housing communities for HCP HCP, Inc. 6

PROPERTIES LIST

Property Name	Location	Property Type	Status
Village at Gleannloch Farms	Spring, TX	CCRC	To be 100% Owned
Freedom Village at Holland	Holland, MI	CCRC	To be 100% Owned
Galleria Woods	Birmingham, AL	CCRC	To be 100% Owned
South Port Square	Port Charlotte, FL	CCRC	To be 100% Owned
Lake Port Square	Leesburg, FL	CCRC	To be 100% Owned
Freedom Plaza Sun City Center	Sun City Center, FL	CCRC	To be 100% Owned
Regency Oaks Clearwater	Clearwater, FL	CCRC	To be 100% Owned
Lake Seminole Square	Seminole, FL	CCRC	To be 100% Owned
Cypress Village	Jacksonville, FL	CCRC	To be 100% Owned
Freedom Pointe at the Villages	The Villages, FL	CCRC	To be 100% Owned
Freedom Square	Seminole, FL	CCRC	To be 100% Owned
Freedom Village at Brandywine	Chester County, PA	CCRC	To be 100% Owned
Freedom Village at Bradenton	Bradenton, FL	CCRC	Sale to 3rd Party
Foxwood Springs	Raymore, MO	CCRC	Sale to 3rd Party
Robin Run Village	Indianapolis, IN	CCRC	Sale to 3rd Party
Brookdale River Road	Keizer, OR	NNN	Sale to Brookdale
Brookdale Wilsonville	Wilsonville, OR	NNN	Sale to Brookdale
Brookdale Lodi	Lodi, CA	NNN	Sale to Brookdale
Brookdale Oswego Springs	Portland, OR	NNN	Sale to Brookdale
Brookdale South Bay	S Kingstown, RI	NNN	Sale to Brookdale
Brookdale Oak Park	Oak Park, IL	NNN	Sale to Brookdale
Brookdale Belle Meade	Nashville, TN	NNN	Sale to Brookdale
Brookdale College Place	College Place, WA	NNN	Sale to Brookdale
Brookdale Newnan	Newnan, GA	NNN	Sale to Brookdale
Brookdale Wekiwa Springs	Apopka, FL	NNN	Sale to Brookdale
Brookdale St Augustine	St Augustine, FL	NNN	Sale to Brookdale
Hillside Campus	McMinnville, OR	NNN	Sale to Brookdale
Brookdale Greenwood Vlg	Greenwood Vlg, CO	NNN	Sale to Brookdale
Brookdale Lawrenceville	Lawrenceville, GA	NNN	Sale to Brookdale
Brookdale Hartwell	Hartwell, GA	NNN	Sale to Brookdale
Brookdale Murray	Murray, KY	NNN	Sale to Brookdale
Brookdale Parkplace	Denver, CO	NNN	Sale to Brookdale
Brookdale Sakonnet Bay	Tiverton, RI	NNN	Sale to Brookdale
Brookdale Northridge	Northridge, CA	NNN to SHOP	Transition to LCS/SHOP
Brookdale West Bay	Warwick, RI	SHOP	Sale to 3rd Party

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